view®

Disclaimer

General
This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. The information contained in this presentation (this "Presentation") has been prepared to assist interested parties in making their own evaluation with respect to the proposed transaction (the "Transaction") between CF Finance Acquisition Corp. II ("CFII") and View, Inc. ("View"), and for no other purpose. This Presentation is subject to updating, completion, revision, verification and further amendment. None of CFII, View, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice.

Confidentiality
The purpose of this Presentation is to provide information to assist in obtaining a general understanding of CFII, View and the Transaction. This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates agree to maintain the confidentiality of the information contained herein and that no portion of this Presentation may either be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of CFII and View and that the information contained herein is subject to the terms of any confidentiality agreement entered into with CFII and View. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of CFII and View is prohibited. By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain, and (ii) to use this Presentation for the sole purpose of evaluating the Transaction.

Forward-Looking Information
This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transaction, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, future financial condition and performance of View and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Transaction, the PIPE transaction, the level of redemptions of CFII's public stockholders and the products and markets and expected future performance and market opportunities of View. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "scales," "representative of," "valuation," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of CFII's securities, (ii) the risk that the Transaction may not be completed by CFII's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CFII, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the merger agreement by the stockholders of CFII, the satisfaction of the minimum trust account amount following any redemptions by CFII's public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the inability to complete the PIPE transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the Transaction on View's business relationships, operating results, and business generally, (viii) risks that the Transaction disrupts current plans and operations of View, (ix) the outcome of any legal proceedings that may be instituted against View or against CFII related to the merger agreement or the Transaction, (x) the ability to maintain the listing of CFII's securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which View operates, variations in operating performance across competitors, changes in laws and regulations affecting View's business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and identify and realize additional opportunities, (xiii) the potential inability of View to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (xiv) the enforceability of View's intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which View operates, and (xvi) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 discussed above and other documents filed by CFII from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and View and CFII assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither View nor CFII gives any assurance that either View or CFII, or the combined company, will achieve its expectations.

Financial Information
The financial and operating forecasts and projections contained herein represent certain estimates of View as of the date thereof. View's independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, does not express an opinion or other form of assurance with respect thereto. Furthermore none of View or its management team can give any assurance that the forecasts or projections contained herein accurately represents View's future operations or financial condition. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance View or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in these materials should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

Use of Non-GAAP Financial Matters
This Presentation includes certain forward-looking non-GAAP financial measures with respect to View's expected future performance. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. Not all of the information necessary for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. View believes that these forward-looking non-GAAP measures of financial results provide useful supplemental information about View. View's management uses these forward-looking non-GAAP measures to evaluate View's projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore View's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Industry And Market Data
This Presentation has been prepared by View and includes market data and other statistical information from third-party sources. Although CFII and View believes these third-party sources are reliable as of their respective dates, none of CFII, View, or any of their respective affiliates has independently verified the accuracy or completeness of this information. Some data are also based on View's good faith estimates, which are derived from both internal sources and the third-party sources described above. None of CFII, View, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information.

Additional Information and Where to Find It
This Presentation relates to the Transaction. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CFII intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of CFII, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CFII stockholders. CFII also will file other documents regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of CFII are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CFII through the website maintained by the SEC at www.sec.gov. The documents filed by CFII with the SEC also may be obtained free of charge upon written request to CF Finance Acquisition Corp. II, 110 East 59th Street, New York, NY 10022..

Participants in Solicitation
CFII, View and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CFII's stockholders in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Transaction Summary

Transaction Highlights	
Transaction Size	• CF Acquisition Corp II (Nasdaq:CFIIU) is a publicly listed special purpose acquisition company with $500mm in cash to be deployed • PIPE size of $300mm
Valuation	• $1.6bn EV post-merger with a strong balance sheet • Attractive valuation with unique technology, proven product, leading real estate customers and massive TAM
Capital Structure	• Transaction provides an available $750mm to retire existing debt, fund operations and accelerate growth[1] • No additional equity capital requirements expected between now and achieving free cash flow[1]
Ownership	• ~59% existing shareholder equity roll over, ~27% SPAC and founder shares, ~14% PIPE investors

Cantor Fitzgerald believes View, Inc. represents a unique opportunity to revolutionize the property technology industry with a proven product and a strong management team

[1]Assumes no redemptions from CF Acquisition Corp II trust account

Overview of Sponsor



Howard Lutnick

Chairman and Chief Executive Officer
Cantor Fitzgerald

- Joined Cantor Fitzgerald in 1983 and was appointed President and CEO in 1991. Named Chairman in 1996
- Chairman and CEO of BGC Partners, Inc. (NASDAQ: BGCP), Executive Chairman of Newmark Group, Inc. (NASDAQ: NMRK) and Chairman and CEO of CF Finance Acquisition Corp. and CF Finance Acquisition Corp. II
- Longest serving CEO of any U.S. Federal Reserve Primary Dealer
- Acquired Newmark Knight Frank in 2011 and created 4th largest US real estate services firm

Cantor Fitzgerald, founded in 1945, is a leading Investment Bank led by a highly experienced executive team in Howard Lutnick, Chairman and CEO and Anshu Jain, President. Cantor is a leading SPAC franchise and the top SPAC underwriter in 2019

Cantor is the largest broker-dealer private partnership on Wall Street with over $300 trillion of financial transactions annually covering more than 5,000 fixed income and equities clients; Cantor is 1 of 24 Primary Dealers of U.S. Treasuries

CANTOR Fitzgerald

Cantor's Financial and Real Estate Services businesses have over 12,000 employees primarily across Cantor Fitzgerald, BGC Partners, Inc. (NASDAQ: BGCP) and Newmark Group, Inc. (NASDAQ: NMRK)

Newmark Group, Inc. is a fast growing, full-service commercial real estate business with leading advisory and financing services and over 500 million square feet in property and facility management worldwide

Overview of View Executives



Dr. Rao Mulpuri

Chairman
Chief Executive Officer

- Built View from the ground up over the last 12 years
- Novellus Systems
  - President of Novellus Systems Japan
  - VP/GM, Integrated Metals Business
- Ph.D. and MS in Materials Engineering, Boston University
- BE, Mechanical Engineering, Manipal Institute of Technology
- Advanced Management Program, Harvard Business School
- 84 patents issued and applied
- Board memberships
  - Executive board, Silicon Valley Leadership Group
  - Advisory board, College of Engineering, Boston University
  - Advisory board, Stanford CARE



Vidul Prakash

Chief Financial Officer

- 25 years of finance & operations experience scaling private and public companies
  - SunPower Corporation - Chief Accounting Officer and CFO of the technologies business
  - Honeywell, KPMG, Deloitte
- MBA, Columbia University
- BS, Chemical Engineering, Indian Institute of Technology
- Advisory board member
  - Deming Center, Columbia University Graduate School of Business

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CONTROL
215 BDR 2
TINT LEVEL
1

Product Overview –
click here to watch



Investment highlights

Huge addressable market
Greater than $1 trillion annual market[1]

Secular megatrends driving adoption
ESG/climate change, human experience, health and wellness, smart buildings

Disrupting an industry ripe for innovation
Proprietary technology, multi-decade advantage and leadership

Delighted customers, proven product benefits
Proven health benefits, 10x return for owners, 60x return for tenants

Dominant player in high growth market
>80% market share[2], 75M SF of installations and design wins

High barriers to entry
1,050 patents[3], 12 years and $1 billion in R&D, precision manufacturing

Highly attractive financial model
High margin, high growth, significant economies of scale

[1]Reflects potential addressable market for dynamic glass based on View's analysis of IHS Markit global construction data [2]Reflects View's estimate of current dynamic glass market share based on View installs and publicly available records of competitor installs. [3]Includes patents and patent applications


Humans are an outdoor species
Everyone craves a view of the outdoors







10%

Time spent **outside**

90%

Time spent **inside buildings**

Source: U.S. Environmental Protection Agency. 1989. Report to Congress on indoor air quality: Volume 2. EPA/400/1-89/001C. Washington, DC.

Glass is a magical material, it's a wall you can see through



Excessive daylight causes heat and glare





Nobody likes blinds

- **Block** views
- **Trap** heat
- **Collect** dust and germs

59%

of the entire window area is covered by blinds




MUSEUM OF OBSOLETE TECHNOLOGY
Jim

"Look kids! In the old days they used these things to keep sunlight out of buildings. It's called a 'blind'."

Source: Urban Green Council, the U.S. Green Building Council of New York, December 2013

View responds intelligently to the environment



Smart Glass

- Semiconductor nano-coating
- Intelligent tinting
- Individually IP addressable


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Intelligence

Network

- Processing and compute
- High bandwidth data
- Wired power


Executive Conference Room West Wing
Accounting

Software

- Predictive algorithms
- Remote management
- iOS and Android app



Select customers

Workplace
- CenturyLink
- FedEx
- Google
- Hewlett Packard Enterprise
- Independent Bank
- Netflix
- Regeneron
- Uber

Healthcare
- Alberta Health Services
- erlanger Medical Group
- Humber River Hospital
- Kaiser Permanente
- Methodist Le Bonheur Healthcare
- Stanford Health Care

Education
- ASU Arizona State University
- Duke University
- East Carolina University
- Oregon State University
- UMass
- University of Toronto

Airports
- bostonlogan
- Charlotte-Douglas International Airport
- DFW Dallas Fort Worth International Airport
- LGA LaGuardia Airport
- Memphis International Airport
- O'Hare International Airport
- SFO

Real Estate
- Bain Capital Real Estate
- Portman Holdings
- CalSTRS
- Principal
- The Durst Organization
- Schnitzer West
- Greystar
- Tavistock Group
- J.P.Morgan
- TRS Teacher Retirement System of Texas
- nuveen A TIAA Company
- Trammell Crow Company
- Oxford
- USAA


Customer Experiences –
click here to watch

First ‘complete product’ defines an industry







Apple

- Durable touch display
- User friendly
- Integrated camera
- App store

Tesla

- >300-mile range
- Safe family car
- Super charging stations
- Superior driving experience

View

- Product performance
- Highly durable
- User experience
- Ease of installation

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Journey to 'complete product'

Gen 1

Initial manufacturing scale up

2012

- 75 patents
- Successful completion of 50-year lifetime
- 5' x 10' panels manufactured



Gen 2

Larger panels, improved clear color

2013

- 100 patents
- Manufacturing scaled
- First large project shipped



Gen 3

Improved tint color neutral

2015

- 300 patents
- Largest panel size: 6' x 10'
- Reduced amber color
- Optimized glare control: 0.5%



Gen 4

2020

- 1,050 patents
- Gray/neutral color product
- 'High-Definition' clarity
- AI/ML algorithms
- Glass break sensor



Ready for mainstream

Patents include issued patents and patent applications

Building a sustainable future

- Buildings generate more GHG emissions than the entire transportation industry[1]
- Accelerating demand for net zero buildings driven by corporate ESG and government regulation

Growing number of LEED certified projects[2]



90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Cumulative total LEED Certified Projects
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Sustainability benefits with View

20%

HVAC and lighting energy savings[3]

10%

Peak energy reduction[3]

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[1]2018 Global Status Report, Global Alliance for Buildings and Construction. [2]USGBC global public records. [3]Representative efficiency analysis for a typical View installation

Improving human health and productivity



51%
Reduced eyestrain[1]

63%
Fewer headaches[1]

77%
Less likely to report depression[2]

37 mins
More sleep[3]

42%
Higher cognitive ability[3]

21%
Increased productivity[4]

Cornell University | SUNY The State University of New York | ILLINOIS University of Illinois at Urbana-Champaign

[1] Cornell University. Hedge A and Nou D. (2018). Worker Reactions to Electrochromic and Low-E Glass Office Windows. Ergonomics International Journal, 2(7): 000167. DOI: 10.23880/eoij-16000166.
[2] University of Illinois Urbana-Champaign and SUNY Upstate Medical University. Woo M, MacNaughton P, Lee J, Tinianov B, Satish U, Boubekri M. Impact of Daylight and Views on Physical and Emotional Wellbeing of Office Workers. Journal of Environment & Behavior, In Press.
[3] University of Illinois Urbana-Champaign and SUNY Upstate Medical University. Boubekri M, Lee J, MacNaughton P,Woo M, Schuyler L, Tinianov B, Satish U. The Impact of Optimized Daylight and Views on Sleep Duration and Cognitive Performance of Office Workers. International Journal of Environmental Research and Public Health, 2020, 17(9).
[4] University of Illinois Urbana-Champaign and SUNY Upstate Medical University. MacNaughton P, Woo M, Tinianov B, Boubekri M, Satish U. Economic Implications of Access to Daylight and Views in Office Buildings from Improved Productivity. Journal of Applied Social Psychology, In Press. Researchers derived productivity results from cognitive scores and US Department of Labor salary source data.
Note: Authors include View employees.

Delivering attractive ROI to developers and tenants

Value creation for developer

View premium[1]	$5,200,000
Blinds elimination, HVAC downsizing	($2,140,000)
Net investment	**$3,060,000**

Rent increase	$3/SF
Building area	500,000 SF
Increase in NOI	$1,500,000
Cap rate	5%
Value creation	**$30,000,000**

10x return on investment

Value creation for tenant



$87.5M
($1.5M)
$3.3M
Incremental rent
Space utilization, energy and maintenance
Productivity

60x benefits

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[1] View premium = Total cost of View ($6M) + Installation cost ($0.4M) – Cost of traditional glass($1.2M). 100K SF of Glass; 21% productivity benefit of View. Representative of a typical View installation.

Triple bottom line

People

Proven health and wellness

51%

Reduced eyestrain and headaches[1]

37 min

More sleep[2]

Planet

Sustainable and efficient

20%

Energy savings

10%

More usable space

Profit

Productivity and asset value

21%

Higher productivity[3]

5%

Higher rent and asset value

[1] Cornell University. Hedge A and Nou D. (2018). Worker Reactions to Electrochromic and Low-E Glass Office Windows. Ergonomics International Journal, 2(7): 000167. DOI: 10.23880/eoij-16000166.
[2] University of Illinois Urbana-Champaign and SUNY Upstate Medical University. Boubekri M, Lee J, MacNaughton P,Woo M, Schuyler L, Tinianov B, Satish U. The Impact of Optimized Daylight and Views on Sleep Duration and Cognitive Performance of Office Workers. International Journal of Environmental Research and Public Health, 2020, 17(9).
[3] University of Illinois Urbana-Champaign and SUNY Upstate Medical University. MacNaughton P, Woo M, Tinianov B, Boubekri M, Satish U. Economic Implications of Access to Daylight and Views in Office Buildings from Improved Productivity. Journal of Applied Social Psychology, In Press. Researchers derived productivity results from cognitive scores and US Department of Labor salary source data.
Note: Authors include View employees.

Significant investment and progress in scale-up

- Olive Branch, MS panel manufacturing
- 1.3 million SF facility
- Scales to $1 billion annual revenue
- $400 million invested to date
- Robust process resulting in high yield
- 12 million data points collected on each panel




Manufacturing –
click here to watch

Targeting greater than $1 trillion opportunity

North America building window glass consumption (Billion SF)


$120B[1]
TAM
2
2.2
2.5
2020
2025
2030

Global building window glass consumption (Billion SF)


$1.2T[1]
TAM
20
22
25
2020
2025
2030

Historically, products reach 5% adoption in 3-10 years

[1]Reflects potential addressable market for dynamic glass based on View's analysis of IHS Markit global construction data

Tailwinds/Industry Trends

Sustainability
- Corporate/Investor ESG trends
- Regulation

Human Experience
- Humans spend 90% of time inside buildings
- Inside-out vs Outside-in

Health and Wellness
- Healthier buildings for physical and mental wellbeing
- Awareness in post-COVID environment

Smart Buildings
- Intelligent, connected buildings
- Edge computing, user experience



View becoming mainstream

Real estate ecosystem being converted

Compelling product
Strong value proposition delivering on health, productivity and asset value

Customer obsession
Strong customer advocacy, end-user driven stickiness

Owner and C-level relationships
Industry leaders embracing View technology

Execution at scale
Manufacturing capacity, direct sales, market footprint

Ecosystem experience
Top general contractors, glaziers and architects built with View



View has built a strong delivery ecosystem

Construction stakeholders that have designed with and installed View

Architects



9 of Top 10

General Contractors



8 of Top 10

Glaziers



9 of Top 10

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Architect Source: Building Design+Construction's 2019 Giants 300 Report; GC Source: Engineering News Record Top 400 Contractors 2020 List; Glazier Source: Glass Magazine's Top 50 Glaziers List 2020

View is installed in all major markets in North America



Vancouver
Seattle
San Francisco
Los Angeles
San Diego
Salt Lake City
Denver
Dallas
Austin
Memphis
Chicago
Toronto
Washington DC
New York
Boston
Charlotte
Atlanta
Orlando

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View is the market leader in smart glass



Cumulative Smart Glass Design-Wins, $M
$500M
$250M
$0M
2016
2017
2018
2019
2020 YTD

View design-win backlog[1]: $560M

23M SF

of buildings across
500+ projects

52M SF

of buildings in progress across
250+ projects

>80%

Market share[2]

[1]Design-wins: View products designed into customer building with signed letter of intent that includes quantity, price and delivery date. [2]Reflects View's estimate of current dynamic glass market share based on View installs and publicly available records of competitor installs.

Design-win backlog exceeds revenue required to achieve profitability

Targeted Opportunity


Design-win backlog
$560M
+
Sales pipeline
$1.7B

Projected Revenue


$75M
$216M
2021 (E)
2022 (E)

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Design-win: View designed into customer building with LOI including quantity, price and delivery date

High barriers to entry

Technology leadership

1,050 patents
365 patents issued
685 patent applications

12 years
of R&D

Complete product
Hardware, controls, software

Execution at scale

End-to-end ownership
Vertically integrated

$1.8B
Net capital invested

$400M
Invested in manufacturing

Market position

75M SF
Buildings installed and committed

Direct relationships
With building owners and C-level

Top 20
North America markets
with View dedicated teams

Target Financial Model

Revenue Growth (Year over Year)	>100%	• 127% CAGR over next 5 years supported by a large TAM, growing design wins, repeat business and strong pricing
Gross Margin	65%	• High gross margins driven by economies of scale, improving factory metrics and purchasing efficiencies
R&D	10%	• Significant investment in next generation products to maintain competitive advantage
SG&A	15%	• Supporting investments in SG&A to drive massive global adoption and profitability
Operating Margin	40%	• Strong pricing and high gross margins at scale • Significant operating leverage with growth • Industry leading operating margins

Strong growth powers a highly profitable business

Revenue Growth 2020 to 2025



<1%
TAM
$2,000
$1,600
$1,200
$800
$400
$0
Revenue ($M)
$31
$75
$216
$470
$949
$1,892
2020(E)
2021(E)
2022(E)
2023(E)
2024(E)
2025(E)

Path to High Margins



Contribution Margin (%)
Gross Margin (%)
EBITDA Margin (%)
50%
0%
Margins (%)
High Long-Term Margins
EBITDA+
Gross Margin+
Positive contribution margin today
2020(E)
2021(E)
2022(E)
2023(E)
2024(E)
2025(E)

2025 Forecast

73% Contribution Margin

59% Gross Margin

39% EBITDA Margin

Factory economies of scale

Fixed costs: labor, overhead, depreciation

- Capacity utilization
- Automation
- Labor productivity

Variable costs: materials, freight, warranty

- Product standardization
- Improved factory yield
- Purchasing efficiencies



100%
75%
50%
25%
0%
100%
0%
COGS/SF Indexed to 2020
59%
Gross
Margin
2025
2020(E)
2021(E)
2022(E)
2023(E)
2024(E)
2025(E)
Fixed Costs/SF
Variable Costs/SF
Total Costs/SF
Gross Margin (%)

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Summary Financials

	2020(E)	2021(E)	2022(E)	2023(E)	2024(E)	2025(E)
Revenue	$31	$75	$216	$470	$949	$1,892
% YoY Growth		*138%*	*189%*	*117%*	*102%*	*99%*
Contribution Margin	$1	$35	$146	$333	$668	$1,379
% of Revenue	*2%*	*47%*	*67%*	*71%*	*70%*	*73%*
% YoY Growth				*129%*	*101%*	*106%*
Gross Profit	($87)	($52)	$40	$201	$434	$1,113
% of Revenue			*18%*	*43%*	*46%*	*59%*
OPEX						
SG&A	$62	$65	$74	$85	$139	$278
% of Sales			*34%*	*18%*	*15%*	*15%*
R&D	$66	$70	$76	$99	$124	$190
% of Sales			*35%*	*21%*	*13%*	*10%*
EBITDA	($192)	($162)	($82)	$64	$253	$735
% of Revenue				*14%*	*27%*	*39%*

Forecasts exclude stock-based compensation

Pro forma equity ownership

(US $ in Millions, Unless Otherwise Stated)

Sources & Uses

Sources		Uses	
SPAC Cash in Trust	$500	View Rollover Equity	$1,254
PIPE Capital	$300	Payment of Debt Like Items	$277
		Deal Expenses	$50
View Rollover Equity	$1,254	Cash to Balance Sheet	$473
Total Sources	$2,054	Total Uses	$2,054

Pro Forma Valuation

Pro Forma Shares Outstanding	214
Equity Value	$2,140
Cash	$(528)
Debt	$15
Enterprise Value	$1,628

Commentary on Use of Proceeds

- Proceeds from the transaction will be used to retire debt and to add cash to View's balance sheet for working capital, growth capex and other general corporate purposes.
- The transaction is expected to announce in November 2020.

Pro Forma Ownership


23%
4%
14%
59%
SPAC Public
SPAC Founders
PIPE
View

Assumes no redemptions from CF Acquisition Corp II trust account and assumes new shares issued at a price of $10.00. Pro forma share count includes 50.0mm SPAC shares, 1.1M SPAC Founder Private Placement shares, 7.5mm SPAC founder shares, 30.0mm PIPE shares and 125.4mm shares to existing View shareholders (includes current View options and warrants based on treasury stock method). Excludes impact of 17.0mm warrants with a strike price of $11.50, impact of 5.0m deferred Founder Shares, which will be subject to a stock-price based earn-out (2.5mm at $12.50, 1.25mm at $15.00 and 1.25mm at $20.00) and impact of management equity earnouts, incentive awards and public company share plan as detailed in appendix. Cash estimated as of Q4 2020, excluding potential redemptions from existing SPAC shareholders.

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Transformation of large industries

Market Leaders

Retail	Transportation	Automobile	Real Estate
amazon	Uber	TESLA	view
14% Market share	**4%** Market share	**1%** Market share	**<1%** Market share[1]
$1.5T Market capitalization	**$65B** Market capitalization	**$400B** Market capitalization	

[1]Reflects potential addressable market for dynamic glass based on View's analysis of IHS Markit global construction data

Applications on View Smart Building Platform

View Applications
Smart Building App Store

- **Transparent Displays**
- **Personalized Health**
- **Edge Computing**
- **5G Connectivity**

View OS
Distributed Containers

- **Digital Twin** — Building, Sensors, Network Nodes
- **Digital Security** — TLS v1.2, 128AES-256SHA Crypto
- **AI/Machine Learning** — RNN, MRT, AER, TLSG, RTLS

View Network
OT Network

- **Power** — 24v DC
- +
- **Data** — Gbps Linear Coax Ethernet, Fiber
- +
- **Compute** — x86 & ARM cores, GB RAM, TB SSDs



View Smart Glass | Digital Skin

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New Products –
click here to watch
Rao Mulpuri
CEO
VIEW

View intrinsic value significantly above transaction value


Transaction Value
Comparable Valuation Sensitivity Analysis
$13.3bn
$10.6bn
$8.9bn midpoint
~80% discount to relative valuation
$7.1bn
$5.3bn
Enterprise Value Discounted Back 4 Years at 20% Discount Rate
$1.6bn
Pro Forma Enterprise Value
20.0x – 30.0x 2025 EBITDA[1]
+/- 25% EBITDA
2025E EBITDA: $735 million

Summary of Approach

- Applies a range of multiples to View's 2025E EBITDA ($735 million) to arrive at an implied future Enterprise Value.
- The future Enterprise Value is discounted back to December 31, 2020 at 20% to arrive at an implied discounted Enterprise Value.

Current valuation provides opportunistic entry point

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[1] Range of multiples reflects data from selected publicly traded comparable companies



Investment highlights

Huge addressable market
Greater than $1 trillion annual market[1]

Secular megatrends driving adoption
ESG/climate change, human experience, health and wellness, smart buildings

Disrupting an industry ripe for innovation
Proprietary technology, multi-decade advantage and leadership

Delighted customers, proven product benefits
Proven health benefits, 10x return for owners, 60x return for tenants

Dominant player in high growth market
>80% market share[2], 75M SF of installations and design wins

High barriers to entry
1,050 patents[3], 12 years and $1 billion in R&D, precision manufacturing

Highly attractive financial model
High margin, high growth, significant economies of scale

[1]Reflects potential addressable market for dynamic glass based on View's analysis of IHS Markit global construction data [2]Reflects View's estimate of current dynamic glass market share based on View installs and publicly available records of competitor installs. [3]Includes patents and patent applications

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Consolidated Balance Sheet

(in thousands)

	Sept 30, 2020	Year Ended December 31 2019	2018
Assets			
Current assets			
Cash and cash equivalents	$109,089	$138,218	$126,545
Short term investments	-	32,866	-
Accounts receivable	8,533	12,147	7,336
Inventories	6,021	7,049	3,806
Prepaid and other current assets (1)	7,692	31,925	6,957
Total current assets	**131,335**	**222,205**	**144,644**
Property and equipment, net	289,433	278,595	131,980
Restricted cash	10,450	8,456	9,633
Other assets	2,780	5,192	47,917
Total assets	**$433,998**	**$514,448**	**$334,174**
Liabilities, redeemable convertible preferred stock and stockholders' equity			
Liabilities			
Accounts payable	$7,985	$18,489	$10,584
Accrued compensation	13,871	9,233	9,893
Deferred revenue	169	1,197	1,075
Debt	262,418	163,376	57,010
Redeemable convertible preferred stock warrant liability	21,775	19,479	21,228
Other liabilities	67,818	63,814	35,248
Total liabilities	**$374,036**	**$275,588**	**$135,038**
Redeemable convertible preferred stock (2)	1,812,678	1,812,724	1,512,915
Stockholders' equity			
Common stock (3)	7	7	6
Additional paid-in capital	83,195	60,349	30,531
Accumulated deficit	(1,835,918)	(1,634,220)	(1,344,316)
Total View stockholders' deficit	**(1,752,716)**	**(1,573,864)**	**(1,313,779)**
Total liabilities, redeemable convertible preferred stock and stockholders' deficit	**$433,998**	**$514,448**	**$334,174**

The financial statement information and data of View contained herein have been derived from the financial statements of View that are currently subject to audit in accordance with the rules of the Public Company Accounting Oversight Board ("PCAOB") and may be updated or modified in the final audited financial statements in the proxy statement with respect to the meeting of CFII's stockholders relating to CFII's business combination with View and the related registration statement on Form S-4. Accordingly, such information and data may not be included in or may be presented differently in any proxy statement/prospectus or registration statement to be filed by CFII with the SEC.

(1) Includes restricted cash of $1,000, $2,000 and $0 at September 30, 2020, December 31, 2019 and December 31, 2018, respectively

(2) par value $0.0001, 9,652,026,330 shares authorized; 5,222,852,052, 5,223,031,714 and 4,541,213,532 shares issued and outstanding on September 30, 2020, December 31, 2019 and December 31, 2018, respectively

(3) par value $0.0001; 11,303,106,892, 11,303,106,892 and 11,303,106,892 shares authorized on September 30, 2020, December 31, 2019 and December 31, 2018, respectively; 72,507,152, 71,000,340 and 59,127,606 shares issued and outstanding on September 30, 2020, December 31, 2019 and December 31, 2018, respectively

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Consolidated Statements of Comprehensive Loss

(in thousands)

	YTD – Sept 30, 2020	Year Ended December 31 2019	Year Ended December 31 2018
Revenue	**$24,539**	**$24,324**	**$20,175**
Costs and expenses:			
Cost of sales (1)	91,825	179,674	142,646
Research and development (2)	50,344	77,696	33,655
Selling, general and administrative (3)	62,835	72,904	81,219
(Gain) loss from legal settlement	-	(22,500)	20,708
Total costs and expenses	**205,004**	**307,775**	**278,228**
Loss from operations	**(180,465)**	**(283,451)**	**(258,053)**
Other expenses, net:			
Interest and other income	536	5,593	167
Interest and other expense	(19,442)	(10,705)	(31,914)
Change in fair value of redeemable convertible preferred stock warrant liability	(2,296)	1,749	(80,338)
Loss on extinguishment of debt	-	(3,040)	(71,362)
Other expense, net	**(21,202)**	**(6,402)**	**(183,447)**
Loss before provision of income taxes	**(201,667)**	**(289,853)**	**(441,500)**
Provision for income taxes	(31)	(51)	-
Net loss	**(201,698)**	**(289,904)**	**(441,500)**
Other comprehensive loss	-	-	-
Comprehensive loss	**$(201,698)**	**$(289,904)**	**$(441,500)**

The financial statement information and data of View contained herein have been derived from the financial statements of View that are currently subject to audit in accordance with the rules of the Public Company Accounting Oversight Board ("PCAOB") and may be updated or modified in the final audited financial statements in the proxy statement with respect to the meeting of CFII's stockholders relating to CFII's business combination with View and the related registration statement on Form S-4. Accordingly, such information and data may not be included in or may be presented differently in any proxy statement/prospectus or registration statement to be filed by CFII with the SEC.

(1) Cost of sales stock-based compensation was $1,654 in the nine months ending September 30, 2020 and $3,084 and $578 in 2019 and 2018, respectively

(2) Research and development stock-based compensation was $3,971 in the nine months ending September 30, 2020 and $4,113 and $671 in 2019 and 2018, respectively

(3) Selling, general and administrative stock-based compensation was $16,953 in the nine months ending September 30, 2020 and $21,879 and $4,934 in 2019 and 2018, respectively

Consolidated Statement of Cash Flows

(in thousands)

		Year Ended December 31	
	YTD – Sept 30, 2020	2019	2018
Operating activities:			
Net loss	$(201,698)	$(289,904)	$(441,500)
Adjustments to reconcile net loss to net cash used in operating activities			
Depreciation and amortization	17,643	24,379	18,770
Loss on sale of property and equipment	-	-	1,377
Loss on extinguishment of debt	-	3,040	71,362
Change in fair value of redeemable convertible preferred stock warrant liability	2,295	(1,749)	80,338
Accrued interest expense and amortization of debt discount	1,767	3,523	(2,673)
Stock-based compensation	22,578	29,076	6,183
Legal settlement	-	(22,500)	708
Loss contingencies	-	24,471	-
Changes in operating assets and liabilities:	33,736	(4,351)	(44,709)
Net cash used in operating activities	**(123,679)**	**(234,015)**	**(310,144)**
Investing activities:			
Purchases of property and equipment, other assets	(34,711)	(119,793)	(65,937)
Proceeds from sale of property and equipment	-	-	100
Purchase and maturities of short-term investments, net	32,866	(32,866)	-
Net cash used in investing activities	**(1,845)**	**(152,659)**	**(65,837)**
Financing activities:			
Proceeds from issuance of convertible notes	-	-	258,409
Proceeds from draws related to lines of credit, net of issuance costs	100,000	145,981	-
Repayment of debt obligations	(1,714)	(44,750)	(401,498)
Payments of obligations under capital leases	(1,118)	(2,613)	(1,899)
Proceeds from redeemable convertible preferred stock issuance, net of issuance costs	-	299,809	796,638
Proceeds from exercise of common stock warrants, issuance of common stock upon exercise of stock options	222	743	1,265
Payments made to repurchase redeemable convertible preferred stock	-	-	(175,264)
Net cash provided by financing activities	**97,389**	**399,170**	**477,651**
Net (decrease) increase in cash, cash equivalents and restricted cash	(28,135)	12,496	101,670
Cash, cash equivalents and restricted cash, beginning of year	148,674	136,178	34,508
Cash, cash equivalents and restricted cash, end of year	**$120,539**	**$148,674**	**$136,178**
Supplemental disclosure of cash flow information:			
Cash paid for interest	$7,977	$10,422	$72,169
Noncash investing and financing activities:			
Issuance of convertible redeemable preferred stock upon conversion of debt and accrued interest	-	-	401,046
Change in accounts payable balance related to purchase of property and equipment	$(8,616)	$7,921	$2,124
Property and equipment acquired under capital lease	-	$781	$3,035
Asset retirement obligations included in property and equipment	-	-	$760

The financial statement information and data of View contained herein have been derived from the financial statements of View that are currently subject to audit in accordance with the rules of the Public Company Accounting Oversight Board ("PCAOB") and may be updated or modified in the final audited financial statements in the proxy statement with respect to the meeting of CFII's stockholders relating to CFII's business combination with View and the related registration statement on Form S-4. Accordingly, such information and data may not be included in or may be presented differently in any proxy statement/prospectus or registration statement to be filed by CFII with the SEC.


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Appendix



Leadership



Dr. Rao Mulpuri

Chairman
Chief Executive Officer

- Built View from the ground up over the last 12 years
- Novellus Systems, President of Novellus Systems Japan and VP/GM, Integrated Metals Business
- Ph.D. and MS in Materials Engineering, Boston University; Advanced Management Program, Harvard Business School



Vidul Prakash

Chief Financial Officer

- 25 years of global finance and operations experience
- SunPower, Force 10 Networks, KPMG, Deloitte, Honeywell
- MBA, Columbia University; BS, Chemical Engineering



Rahul Bammi

Chief Business Officer

- 25 years of P&L, Sales, Product, M&A, Business Strategy and Engineering experience
- Lumileds, KLA, Hynix, National Semiconductor, Motorola
- MBA, Stanford University. MS and BE, Chemical Engineering



Dr. Martin Neumann

SVP of Operations

- 10+ years at View
- Leadership roles in technology, business development, customer success and operations scale up
- Ph.D., MS and BS in Nuclear Engineering, University of Illinois at Urbana-Champaign



Nitesh Trikha

SVP of Technology

- 24 years of software, networking, cloud products development experience
- Cisco, July Systems
- BS Computer Engineering, National Institute of Technology Karnataka

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View Board of Directors



Tom Cheung

Partner, SoftBank Investment Advisors. Formerly: Deutsche Bank, Oakdale Capital, Insight Partners



Nigel Gormly

Former Head, International Direct Investment, New Zealand Super Fund. Formerly: Fonterra



Harold Hughes

Former CEO, Rambus, wine.com, Pandesic. Former CFO of Intel



Tom Leppert

Former CEO, Kaplan, The Turner Corporation, Castle & Cooke Properties. Mayor of Dallas 2007-2011



Dr. Rao Mulpuri

Chairman and CEO, View, Inc.



Tom Patterson

Managing Partner, Madrone Capital Partners. Formerly: Weston Presidio, McKinsey & Company



Bill Veghte

Former CEO, SurveyMonkey, COO, HP, SVP, Microsoft Windows

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View Advisory Board



Dr. Joseph Allen

Director, Healthy Buildings Program, Harvard T.H. Chan School of Public Health



Dr. Toby Cosgrove

Former President and CEO, Cleveland Clinic



Dr. Deepak Chopra

Author, wellness advocate, Chopra Foundation



Dr. Satyen Deb

Inventor, Electrochromic Glass, Former Researcher, NREL



Rick Fedrizzi

CEO, International Well Building Institute, Former CEO USGBC



Jeff Fegan

Former CEO, DFW International Airport



Dr. Daniel Kraft

Founder and Chair, Exponential Medicine, Stanford University School of Medicine



Tom Kinton

Former CEO, Massachusetts Port Authority



Gina Marie Lindsey

Former Executive Director, Los Angeles World Airports



Matt Rogers

Co-Founder, Nest (Google), Senior Engineer, Apple



Moe Tanabian

Vice President, GM - Azure Edge Devices, Microsoft



Luis Vidal

CEO, Luis Vidal+Architects

Post-Combination Incentive Based Compensation Plans

- **Company Equity Incentive Plan**
  - 15,000,000 shares, plus assumed existing stock plan of View, Inc. (31,131,907 issued and unissued) and shares attributable to Management Equity Earnout

- **Management Options Grant Under Company Equity Incentive Plan**
  - 5,000,000 shares
  - 4-year vesting with 25% cliff vesting on first anniversary of closing and monthly ratable vesting thereafter

- **Management Equity Earnout Plan**
  - 12,500,000 shares
  - 50% upon each of $15 and $20 trading price per share
  - Earned shares to be granted under the Equity Incentive Plan as RSUs with 4-year vesting

- **CEO Performance Stock Option Plan**
  - Vests 2,500,000 shares for each 100% increase in share price above $10
  - Maximum of 25,000,000 over 10 years
  - Shares received upon exercise subject to an 18-month lock-up from vesting date
  - View's CEO will not be eligible for new equity or equity-based awards for 2 years post-closing

Representative customer examples

Overstock.com



- Tech company HQ
- Employee productivity

Regeneron



- Lifescience company HQ
- Innovation, sustainability, and health

FedEx


PC: USGBC

- Logistics company
- Energy efficiency
- Health and wellness benefits

DFW Airport



- Airport wide retrofit
- Passenger experience
- 100% increase in concession sales

Humber River Hospital



- Patient experience
- Infection control

Greystar



- Multifamily residential
- Faster lease-up, higher income

Tavistock



- View is fleet-wide design
- Differentiation with tech enabled experience

The Durst Organization



- NYC renovation
- Leasing differentiation in competitive market

Representative case studies

SFO Airport



- $900K in capex savings
- Saved money on Day 1
- Saves energy, reduces the carbon footprint and helps get LEED rating

Schnitzer West



- 12% higher rent than pro forma
- 926 tons of carbon emissions avoided
- $300K saved in HVAC downsizing

Henbart LLC



- 16% higher rent after renovation
- $450K greater revenue
- $350K in capex savings

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Representative case studies

BlueSky Properties



- 10% more space utilization
- Widespread views of downtown Vancouver from every angle
- Employee health and wellbeing

Overstock.com



- Company values 2% productivity increase at $2M/year
- Attracts and retains employees

Boston Logan Airport



- Eliminated external louvers, mechanical sunshades, and fritted glass for clear views and capex savings
- Created a space for 40M passengers with no glare and maximum views